UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report: December 3, 2007

ICF International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia	22031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 934-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Explanatory Note

As previously reported, on November 9, 2007, ICF International, Inc., a Delaware corporation (“ICF”), ICF Consulting Group, Inc. (“ICF Consulting”), Simat, Helliesen & Eichner, Inc. (“SH&E”), and other parties entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) pursuant to which SH&E will become a wholly-owned subsidiary of ICF Consulting. On December 3, 2007 this acquisition was consummated. This Form 8-K/A is filed as an amendment to the Form 8-K filed by the Company on December 3, 2007. The information previously reported in the Form 8-K is hereby incorporated by reference into this Form 8-K/A. The purpose of this Form 8-K/A is to file the financial statements and pro forma information required by Item 9.01.

ITEM 9.01.	Financial Statements and Exhibits.

(a)	Audited Financial Statements of Businesses Acquired

The following financial statements are attached hereto as Exhibit 99.1 and incorporated herein by reference:

i.	Report of Independent Auditors

ii.	Consolidated Balance Sheet as of December 31, 2006 & 2005

iii.	Consolidated Statement of Income and Comprehensive Income for the year ended December 31, 2006 & 2005

iv.	Consolidated Statement of Shareholders’ Equity for the year ended December 31, 2006 & 2005

v.	Consolidated Statement of Cash Flows for the year ended December 31, 2006 & 2005

vi.	Notes to Consolidated Financial Statements

(b)	Interim Unaudited Financial Statements of Businesses Acquired

The following interim financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:

i.	Unaudited Consolidated Balance Sheet as of September 30, 2007

ii.	Unaudited Consolidated Statement of Earnings for the nine months ended September 30, 2007 & 2006

iii.	Unaudited Consolidated Statement of Cash Flows for the nine months ended September 30, 2007 & 2006

iv.	Notes to Unaudited Consolidated Financial Statements

(c)	Pro Forma Financial Information

The following pro forma financial statements are attached hereto as Exhibit 99.3 and incorporated herein by reference:

i.	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2007

ii.	Unaudited Pro Forma Combined Statement of Earnings for the nine months ended September 30, 2007

iii.	Unaudited Pro Forma Combined Statement of Earnings for the year ended December 31, 2006

iv.	Notes to Unaudited Pro Forma Financial Statements

(d)	Exhibits

23.1	Consent of Independent Auditors
99.1	Audited Financial Statements of Businesses Acquired
99.2	Interim Unaudited Financial Statements of Businesses Acquired
99.3	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF INTERNATIONAL, INC.

Date: February 19, 2008	/s/ ALAN R. STEWART
Alan R. Stewart
Chief Financial Officer